UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2024

Central Index Key Number of the issuing entity: 0002022503

BANK5 2024-5YR7

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-259741-08	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01. Entry into a Material Definitive Agreement.

On June 13, 2024 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the BANK5 2024-5YR7, Commercial Mortgage Pass-Through Certificates, Series 2024-5YR7 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, and dated as of June 1, 2024 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “Gallup HQ” on Exhibit B to the Pooling and Servicing Agreement (the “Gallup HQ Mortgage Loan”), is an asset of the Issuing Entity and is part of a whole loan (the “Gallup HQ Whole Loan”) that includes the Gallup HQ Mortgage Loan and one or more pari passu notes and/or subordinate promissory notes (“Companion Loans”) that are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Gallup HQ Whole Loan will be serviced and administered (A) prior to the securitization of the related lead servicing Companion Loan (represented by promissory note A-1-1), under the Pooling and Servicing Agreement, and (B) from and after the securitization of the related lead servicing Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The lead servicing Companion Loan related to the Gallup HQ Whole Loan was securitized on August 15, 2024 in connection with the issuance of a series of mortgage pass-through certificates entitled BMO 2024-5C5 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-5C5. Consequently, the Gallup HQ Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of August 1, 2024 (the “BMO 2024-5C5 Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (the “Non-Serviced Master Servicer”), LNR Partners, LLC, as special servicer (the “Non-Serviced Special Servicer”), Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer. The BMO 2024-5C5 Pooling and Servicing Agreement is attached hereto as Exhibit 4.6.

The servicing terms of the BMO 2024-5C5 Pooling and Servicing Agreement applicable to the servicing of the Gallup HQ Mortgage Loan will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated June 3, 2024 (the “Prospectus”), and the following:

•	The related Non-Serviced Master Servicer earns a servicing fee with respect to each such mortgage loan that is to be calculated at 0.00125% per annum.
•	The special servicing fee payable to the related Non-Serviced Special Servicer with respect to the Gallup HQ Whole Loan if it is a specially serviced loan under the BMO 2024-5C5 Pooling and Servicing Agreement will accrue at a rate equal to the greater of (i) 0.25% per annum and (ii) the per annum rate that would result in a special servicing fee for the related month of $3,500.
•	The workout fee payable to the related Non-Serviced Special Servicer with respect to the Gallup HQ Whole Loan if it is a corrected loan will accrue at a rate equal to the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000; provided, that if the rate in clause (a) would result in a workout fee less than $25,000, then the Non-Serviced Special Servicer will be entitled to an amount from the final payment on such corrected loan that would result in the total workout fees payable to the Non-Serviced Special Servicer in respect of the related Whole Loan being equal to $25,000.
•	The liquidation fee payable to the related Non-Serviced Special Servicer with respect to the Gallup HQ Whole Loan will equal the lesser of (i) 1.0% or (ii) such lesser rate as would result in a liquidation fee of $1,000,000.
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•	The operating advisor under the BMO 2024-5C5 Pooling and Servicing Agreement will be entitled to consult with the related Non-Serviced Special Servicer under different circumstances than those under which the BANK5 2024-5YR7 operating advisor is entitled to consult with the BANK5 2024-5YR7 special servicer. In particular, such operating advisor will be entitled to consult on major decisions when the principal balance of the “eligible horizontal residual interest” (as defined under Regulation RR) issued by the BMO 2024-5C5 securitization trust is 25% or less than the initial balance thereof (taking into account appraisal reduction amounts and collateral deficiency amounts) or the principal balance of the senior-most class of the control eligible certificates issued by the BMO 2024-5C5 securitization trust is less than 25% of the initial balance thereof (taking into account appraisal reduction amounts and collateral deficiency amounts). In addition, the operating advisor under the BMO 2024-5C5 Pooling and Servicing Agreement will at any time be entitled to recommend the termination of the BMO 2024-5C5 special servicer if it determines, in its sole discretion exercised in good faith, that (i) such special servicer is not performing its duties as required under the BMO 2024-5C5 Pooling and Servicing Agreement or is otherwise not acting in accordance with the related servicing standard and (ii) the replacement of the special servicer would be in the best interest of the BMO 2024-5C5 certificateholders as a collective whole. Such recommendation would then be subject to confirmation by the BMO 2024-5C5 certificateholders pursuant to a certificateholder vote.
•	Unlike the Pooling and Servicing Agreement, the BMO 2024-5C5 Pooling and Servicing Agreement does not provide certain nonbinding consultation rights in respect of the Gallup HQ Mortgage Loan to a representative of the holders of the credit risk retention interests.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits:

4.6	Pooling and Servicing Agreement, dated as of August 1, 2024, between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

	By:	/s/ Jane Lam
		Name:	Jane Lam
		Title:	President
Dated: August 15, 2024

BANK5 2024-5YR7 – Form 8-K (Servicing Shift)